UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2019

Players Network, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-29363	88-0343702
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1771 E. Flamingo Road, Suite 201 A, Las Vegas, NV	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 734-3457

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously disclosed, on December 13, 2018, Players Network (the “Company”) entered into an agreement (the “Cooperative Agreement”) with Cannabis Avatara S.E. (“Cannava”), a state owned corporation organized under the laws of the Republic of Argentina and created by the Province of Jujuy, Argentina (the “Province”).

The Agreement provides for, among other things, the joint cooperation of the Company and Cannava in connection with the cultivation and harvest of cannabis in the Province over several phases (the “Project”), including the terms for the distribution of profits from the Project to the Company and Cannava.

A description of the material terms of the transactions contained in the Agreement are set forth in the Company’s Current Report on Form 8-K, filed with the SEC on February 12, 2019, and includes the full text of the Cooperative Agreement, as Exhibit 10.4 therein.

In furtherance of the Company’s obligations under the Cooperative Agreement, the Company formed a subsidiary, named GLIF, Inc., and further executed a Management Agreement with the new company. The general terms of the Management Agreement are that PNTV will be contributing the infrastructure in Jujuy that has been built to date. This includes preparing the land, installing security systems and 46,000 sq. ft. of greenhouses, providing top quality genetics, and more. GLFI, which will be funding the operations associated with the Project, shall have the right to recover the additional capital investment through distributing its profits under the Management Agreement to the direct investors in GLFI. This cash distribution will be in the form of a redemption of newly issued GLFI preferred shares. The Management Agreement and the terms of that preferred stock will require that proceeds derived from the Project will be used in an 80/20 split in favor of GLFI preferred shareholders to redeem their shares. Once all shares have been redeemed, both companies will split the profits 50/50.

The officers and directors of the Company have been appointed as the officers and directors of GLFI and these persons have also received shares in GLFI.

The description of the Management Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. There can be no assurance that the transactions contemplated by the Agreement.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On August 6, 2019, the Company issued a press release concerning the Management Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 8.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Management Agreement, dated August 5, 2019
99.1	Press Release, dated August 6, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Players Network, Inc.

/s/ Mark Bradley
Mark Bradley
Chief Financial Officer

Date August 6, 2019

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